SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

Date of Report:  September 13, 2000
(Date of earliest event reported)

Commission File No.:  333-77215-003



                    Morgan Stanley Dean Witter Capital I Inc.
             (Exact name of registrant as specified in its charter)
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       Delaware                                           13-3291626
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(State or Other Jurisdiction                (I.R.S. Employer Identification No.)
    of Incorporation)




1585 Broadway, New York, New York                                   10036
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(Address of Principal Executive Office)                          (Zip Code)



                                 (212) 296-7000
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              (Registrant's telephone number, including area code)


ITEM 5.     Other Events.
            ------------

            Attached as Exhibit 99.1 to this Current Report are certain materials (the "Collateral Term Sheet") furnished to the Registrant by Morgan Stanley & Co. Incorporated and Goldman Sachs & Co. (the "Underwriters"), the underwriters in respect of the Registrant's Commercial Mortgage Pass-Through Certificates, Series 2000-PRIN (the "Certificates"). The Certificates are being offered pursuant to a Prospectus and related Prospectus Supplement (together, the "Prospectus"), which will be filed with the Commission pursuant to Rule 424(b)(5) under the Securities Act of 1933, as amended (the "Act"). The Certificates have been registered pursuant to the Act under a Registration Statement on Form S-3 (No. 333-77215) (the "Registration Statement"). The Registrant hereby incorporates the Collateral Term Sheet by reference in the Registration Statement.

            The Collateral Term Sheet was prepared solely by the Underwriters, and the Registrant did not prepare or participate in the preparation of the Collateral Term Sheet.

            Any statement or information contained in the Collateral Term Sheet shall be deemed to be modified or superseded for purposes of the Prospectus and the Registration Statement by statements or information contained in the Prospectus.

ITEM 7.     Financial Statements, Pro Forma Financial Information and Exhibits.


(c)   Exhibits

      EXHIBIT NO.                                     DESCRIPTION

      99.1                                       Collateral Term Sheet

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                       MORGAN STANLEY DEAN WITTER CAPITAL I INC.



                                       By:  /s/ Cecilia Tarrant
                                          --------------------------------------
                                          Name:  Cecilia Tarrant
                                          Title: Vice President


Date:  September 13, 2000

                                INDEX TO EXHIBITS



                                                          PAPER (P) OR
EXHIBIT NO.            DESCRIPTION                       ELECTRONIC (E)
-----------            -----------                       --------------
   99.1                Collateral Term Sheet                E